EAI SELECT MANAGERS EQUITY FUND (THE "FUND")

                                   SUPPLEMENT
                          DATED AS OF JANUARY 14, 2004
                                       TO
         MAY 1, 2003 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



CHANGE IN VOLUNTARY FEE WAIVER

At a meeting of the Board of Trustees of the Fund, including the "non-interested" Trustees (as defined in the Investment Company Act of 1940, as amended) held on November 7, 2003, the Manager announced that its voluntary fee waiver, which capped overall Fund expenses at 1.15%, will be revised. Effective January 1, 2004, the new cap on overall Fund expenses will be set at 1.25%.

FUND NAME CHANGE

The Trustees agreed to change the name of the Fund from EAI Select Managers Equity Fund to EACM Select Managers Equity Fund and all mention of the Fund in the prospectus and statement of additional information are amended to reflect the Fund's new name.


DISTRIBUTOR NAME CHANGE

The Fund's Distributor has changed its name effective January 1, 2004 to EACM Securities Inc.

WEBSITE NAME CHANGE

The Fund's website has been changed to www.eacmselect.com, effective January 1, 2004.

PARENT NAME CHANGE

The Manager's Parent has changed its name to EACM Partners, L.P.



                                * * * * * * * * *

 THE ABOVE CHANGES ARE ALSO INCORPORATED BY REFERENCE INTO THE FUND'S STATEMENT
                  OF ADDITIONAL INFORMATION DATED MAY 1, 2003.